Exhibit (23)(n) under Form N-1A
                                            Exhibit (99) under Item 601/Reg. S-K

                                MULTIPLE CLASS PLAN


     This Multiple Class Plan (this "Plan") is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

      1.    Purpose

     This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

       2.   Separate Arrangements/Class Differences

     The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

      3.    Expense Allocations

     Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

               (a)  transfer agent fees;

               (b)  printing  and  postage  expenses  related to  preparing  and
                    distributing   materials   such  as   shareholder   reports,
                    prospectuses, and proxies to current shareholders;

               (c)  blue sky registration fees;

               (d)  SEC registration fees;

               (e) the expense of administrative personnel and services as required to support the shareholders;

               (f) litigation or other legal expenses relating solely to one Class; or

               (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

      4.    Conversion and Exchange Features

     The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

      5.    Amendment

     Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.


==============================================================================
                        Institutional Capital Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

1.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Institutional Capital Shares will bear the following fees and expenses:


Fees and Expenses      Maximum Amount Allocated Institutional Capital
                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points  (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized   expenses   incurred  by  the  Fund  with
                       respect to holders of Institutional Capital Shares as described in Section 3 of the Plan

2.    CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Institutional  Capital  Shares  may  be  exchanged  for
                   Institutional   Capital   Shares  of  any  other  Fund.
                   Additionally, Institutional Capital Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                       Offering Institutional Capital Shares
==============================================================================

     The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Municipal Obligations Fund        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Cash Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Value Obligations Fund      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Obligations Fund         None
---------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================
                               CasH II Shares Exhibit
===============================================================================
                                         To
                                Multiple Class Plan

3.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of shareholder services to be provided by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Cash II Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Cash II Shares as described in Section 3 of the Plan

4.    CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Cash II Shares may be  exchanged  for Cash II Shares of
                   any other Fund. Additionally, Cash II Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F
                   Shares, respectively.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

===============================================================================
                                 Schedule of Funds
                              Offering Cash II Shares
=============================================================================

     The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
Multiple Class Company         Series                            12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Automated Cash Management Trust   0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Florida Municipal Cash Trust      0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New York Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Ohio Municipal Cash Trust         0.30%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               California Municipal Cash Trust   0.20%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Michigan Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Cash Trust Series              Municipal Cash Series             0.20%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Cash Series              0.20%
---------------------------------------------------------------------------

-----------------------------------------------------------------------------


=============================================================================
                             Cash series Shares Exhibit
=============================================================================
                                         To
                                Multiple Class Plan

5.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of shareholder services to be provided by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Cash Series Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent    Deferred None
Sales Charge ("CDSC")
Shareholder    Service Up to 25 basis points  (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized   expenses   incurred  by  the  Fund  with
                       respect  to  holders  of  Cash  Series   Shares  as
                       described in Section 3 of the Plan

6.    CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Cash  Series  Shares may be  exchanged  for Cash Series
                   Shares of any other  Fund.  Additionally,  Cash  Series
                   Shares  issued in exchange  for Class A Shares or Class
                   F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.


     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                            Offering Cash Series Shares
==============================================================================

     The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Minnesota Municipal Cash Trust    0.50%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust 0.40%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Cash Trust Series              Municipal Cash Series             0.35%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Cash Series              0.35%
---------------------------------------------------------------------------

-------------------------------------------------------------------------------


===============================================================================
                               Class A Shares Exhibit
===============================================================================
                                         To
                                Multiple Class Plan

7.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales by financial intermediaries in consideration of a sales load paid through the principal underwriter and a shareholder service fee paid by Federated Shareholder Services Co. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 5.5% of the public offering price
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class A Shares as described in Section 3 of the Plan

8.    CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class A Shares may be  exchanged  for Class A Shares of
                   any other  Funds.  Additionally,  Class A Shares may be
                   exchanged for Investment  Shares of Federated  Tax-Free
                   Instruments   Trust.   Class  A  Shares   may  also  be
                   exchanged for shares of investment  companies  that are
                   not   subject  to  this  Plan,   as   provided  in  the
                   "Proprietary Fund Schedule" attached hereto.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


9.    EXCEPTIONS TO BASIC ARRANGEMENTS

     For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges payable upon redemption are as follows:

(a)   Basic Sales load schedule

     The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Load as a
 Purchase Amount       Percentage
                   of Public Offering
                          Price
----------------------------------------
----------------------------------------
Less than $50,000 5.50%
$50,000 but less          4.50%
than
$100,000
$100,000 but less         3.75%
than
$250,000
$250,000 but less         2.50%
than
$500,000
$500,000 but less         2.00%
than
$1 million
$1 million or             0.00%
greater

(b)   Fixed income sales load Schedule

     The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Charge as a
  Purchase Amount        Percentage
                     of Public Offering
                           Price
------------------------------------------
------------------------------------------
Less than $100,000 4.50%
$100,000 but less          3.75%
than
$250,000
$250,000 but less          2.50%
than
$500,000
$500,000 but less          2.00%
than
$1 million
$1 million or              0.00%
greater

(c)   limited term SALES LOAD schedule

     The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
----------------------------------------
Less than $1    1.00%
million
$1 million or            0.00%
greater

(d)   MONEY MARKET LOAD SCHEDULE

     The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
----------------------------------------
All purchases   0.00%

(e)   "large ticket" purchases

     Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of
(x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

   (F)      AGGREGATION OF PURCHASES

     In applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X|  Concurrent purchases of Class A Shares of other Funds;

|X| Accumulated purchases of Class A Shares will be considered in calculating the applicable sales charge on the additional Shares; and

|X| Letters of intent to purchase Class A Shares within a thirteen month period.


   (G)      waiver of sales load

     No sales load shall be assessed or contingent deferred sales charge imposed on purchases of Class A Shares:

o     within 120 days of reeeming shares of an equal or greater amount;

o    through  a  bank  trust  department,   a  registered   investment  adviser,
     retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter, or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities or individuals;

o     with reinvested dividends or capital gains;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account); and

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons.

    (H)     SPECIAL OFFER PROGRAM

     During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer are subject to a CDSC of 2.00% on redemptions which occur within 30 months after the purchase, which amount is to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program may be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which are exchanged for Class A Shares of other Funds during the 30 month CDSC period will incur the CDSC fee upon redemption. However, no sales load will be charged for the exchange.

=============================================================================

                                 Schedule of Funds
                              Offering Class A Shares
=============================================================================

     The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


1.    CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated Aggressive Growth Fund  0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Appreciation    0.25%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Communications          0.25%
                               Technology Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Growth Strategies Fund  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund           0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Large Cap Growth Fund   0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Market Opportunity Fund 0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated New Economy Fund        0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Small Cap      0.25%
                               Fund (formerly:  Federated Small
                               Cap Strategies Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.50%
Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Equity    None
Series, Inc.                   Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Stock and Bond                                         None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Utility Fund, Inc.                                     None
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated World Investment     Federated Asia Pacific Growth     0.25%
Series, Inc.                   Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Emerging Market Fund    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated European Growth Fund    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Equity Fund      0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Financial        0.25%
                               Services Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Capital   0.25%
                               Appreciation Fund (formerly:
                               Federated International Growth
                               Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International High      0.25%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Small     0.25%
                               Company Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Value Fund       None
                               (formerly:  Federated World
                               Utility Fund)
---------------------------------------------------------------------------

2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Strategic Income Fund   None
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fund for U.S.                                          None
Government Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      0.25%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated High Income Bond                                       None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Bond Fund 0.25%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               0.25%
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              None
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              None
Securities Fund, Inc.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Federated Municipal            Federated California Municipal    0.25%
Securities Income Trust        Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated New York Municipal      0.25%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated North Carolina          0.25%
                               Municipal Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Pennsylvania Municipal  0.40%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Total Return Bond Fund  0.25%
Series, Inc.
---------------------------------------------------------------------------

3.  Class A Shares Subject to the Limited Term Sales Load Schedule

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Limited Term Fund       0.50%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Limited Term Municipal  0.25%
                               Fund
---------------------------------------------------------------------------

4.    CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Liberty U.S. Government Money     None
                               Market Trust
---------------------------------------------------------------------------
==============================================================================

                     proprietary fund schedule - class a shares
==============================================================================

     Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Class A Shares of the Funds indicated opposite their names. Such Class A Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Class A Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

-----------------------------------------------------------------
Multiple Class Series/Company  Non-Plan Investment Companies
------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------
Federated        International Vision Funds (Class A Shares)
Series -                       Southtrust Funds (Class A Shares)
Federated        International First Merit Funds
Equity Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Equity Funds -
Federated   Aggressive  Growth Southtrust Funds (Class A Shares)
Fund                           First Merit Funds
Federated       Small      Cap
Strategies Fund

-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Utility Fund         Southtrust Funds (Class A Shares)
                               First Merit Funds
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated    Fund   for   U.S. Southtrust Funds (Class A Shares)
Government                     First Merit Funds
Securities
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated            Municipal Southtrust Funds (Class A Shares)
Securities Fund                First Merit Funds
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated   American   Leaders First Merit Funds
Fund                           CCMI Funds
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated        International
Series -                       First Merit Funds
Federated  International  Bond
Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated   High  Income  Bond First Merit Funds
Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Equity Income Fund   First Merit Funds
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated     Fixed     Income First Merit Funds
Securities -
Federated   Strategic   Income
Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Money    Market    Obligations
Trust -                        CCMI Funds
Liberty U.S.  Government Money
Market Trust
-----------------------------------------------------------------


==============================================================================
                               Class B Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

10.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of an advance commission paid by the principal underwriter. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fees and fees under a 12b-1 plan. In connection with this arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    Up to 5.5% of the public offering price
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              Up to 75 basis points (0.75%) of the average daily
                       net asset value
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class B Shares as described in Section 3 of the Plan

11.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: Class B Shares will automatically  convert into Class A
                   Shares  after the  period  specified  in the Basic CDSC
                   Schedule set forth below.
Exchange Rights:   Class B Shares may be  exchanged  for Class B Shares of
                   any other Fund.

     In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



12.   EXCEPTIONS TO BASIC ARRANGEMENTS

     For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(a)   BASIC CDSC Schedule

------------------------------------------
Shares  Held  Up to: Have A CDSC Of:
To:
------------------------------------------
------------------------------------------
1 year               5.50 %
------------------------------------------
------------------------------------------
2 years              4.75 %
------------------------------------------
------------------------------------------
3 years              4.00 %
------------------------------------------
------------------------------------------
4 years              3.00 %
------------------------------------------
------------------------------------------
5 years              2.00 %
------------------------------------------
------------------------------------------
6 years              1.00 %
------------------------------------------
------------------------------------------
7 years              0.00 %
------------------------------------------
------------------------------------------
8 years              Convert  to  Class A
                     Shares
------------------------------------------


(b)   AUTOMATIC INVESTMENT in Class A Shares

     Except for accounts held in the name of an investment professional, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares.

(c)   Waiver of CDSC

     Upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

|X| following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X| of Shares that represent a reinvestment within 120 days of a previous redemption;

|X| of Shares held by the Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons;

|X|  of  Shares  originally  purchased  through  a  bank  trust  department,   a
     registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

|X|  of shares purchased with reinvested dividends or capital gains; and

|X| of shares which were exchanged into another Fund if the Shares were held for the applicable CDSC holding period.

(d)   Systematic Withdrawal Program

     Upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

==============================================================================

                                 Schedule of Funds
                              Offering Class B Shares
==============================================================================

     The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated Aggressive Growth Fund  0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Appreciation    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Communications          0.75%
                               Technology Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Growth Strategies Fund  0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund           0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Small Cap      0.75%
                               Fund (formerly:  Federated Small
                               Cap Strategies Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Large Cap Growth Fund   0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Market Opportunity Fund 0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated New Economy Fund        0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.75%
Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Strategic Income Fund   0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fund for U.S.                                          0.75%
Government Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated High Income Bond                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Bond Fund 0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Equity    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               0.75%
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Securities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal            Federated California Municipal    0.75%
Securities Income Trust        Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Pennsylvania Municipal  0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Stock and Bond                                         0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Total Return Bond Fund  0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Utility Fund, Inc.                                     0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated World Investment     Federated Asia Pacific Growth     0.75%
Series, Inc.                   Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Emerging Markets Fund   0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated European Growth Fund    0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Equity Fund      0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Financial        0.75%
                               Services Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Capital   0.75%
                               Appreciation Fund (formerly:
                               Federated International Growth
                               Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International High      0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Small     0.75%
                               Company Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Value Fund       0.75%
                               (formerly:  Federated World
                               Utility Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Liberty U.S. Government Money     0.75%
                               Market Trust
---------------------------------------------------------------------------



===============================================================================
                               Class C Shares Exhibit
===============================================================================
                                         To
                                Multiple Class Plan

13.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.0% of the public offering price paid by the principal underwriter and shareholder services fees paid by Federated Shareholder Services Co. Additionally, distribution and administrative service fees will be paid by the principal underwriter under the 12b-1 Plan beginning in the thirteenth month. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class C Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    Up to 1.0% of the public offering price if
Sales Charge ("CDSC")  redeemed within twelve months following purchase
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class C Shares as described in Section 3 of the Plan

14.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class C Shares may be  exchanged  for Class C Shares of
                   any other Fund. Additionally, no CDSC fee will be imposed on exchanges between Class C Shares and either
                   Investment  Shares of  Federated  Tax-Free  Instruments
                   Trust or  Class A Shares  of  Liberty  U.S.  Government
                   Money Market Trust, provided that the CDSC fee will be imposed on any redemption of such Shares or exchange of such Shares into any other Class.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



15.   EXCEPTIONS TO BASIC ARRANGEMENTS

     For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

WAIVER OF CDSC

     Upon notification of the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o following the death or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares that represent a reinvestment within 120 days of a previous redemption;

o of Shares held by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons;

o    of  Shares  originally  purchased  through  a  bank  trust  department,   a
     registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

o    of shares purchased with reinvested dividends or capital gains; and

o of shares which were exchanged into another fund if the Shares were held for the applicable CDSC holding period.


===============================================================================
                                 Schedule of Funds
                              Offering Class C Shares
===============================================================================

     The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated Aggressive Growth Fund  0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Appreciation    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Communications          0.75%
                               Technology Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Growth Strategies Fund  0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund           0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Large Cap Growth Fund   0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Market Opportunity Fund 0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated New Economy Fund        0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Small Cap      0.75%
                               Fund (formerly:  Federated Small
                               Cap Strategies Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.75%
Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Strategic Income Fund   0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fund for U.S.                                          0.75%
Government Securities, Inc.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated High Income Bond                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust          Federated Max-Cap Index Fund      0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mini-Cap Index Fund     0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Bond Fund 0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Equity    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               0.75%
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Securities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Total Return Bond Fund  0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Utility Fund, Inc.                                     0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated World Investment     Federated Asia Pacific Growth     0.75%
Series, Inc.                   Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Emerging Markets Fund   0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated European Growth Fund    0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Equity Fund      0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Financial        0.75%
                               Services Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Capital   0.75%
                               Appreciation Fund (formerly:
                               Federated International Growth
                               Fund)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International High      0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Small     0.75%
                               Company Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Value Fund       0.75%
                               (formerly:  Federated World
                               Utility Fund)
---------------------------------------------------------------------------



==============================================================================
Class F Shares*                               Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

16.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of a sales load paid by the principal underwriter and shareholder service fees to be paid by Federated Shareholder Service Co. Additionally, the principal underwriter will pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and the 12b-1 fee on an ongoing basis. In connection with this arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class F Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 100 basis points (1.00%) of the public
                       offering price
Contingent Deferred    Up to 100 basis points (1.00%) of the lower of the
Sales Charge ("CDSC")  original purchase price or the redemption proceeds
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class F Shares as described in Section 3 of the Plan

17.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class F Shares may be  exchanged  for Class F Shares of
                   any other Fund.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

1.
55

18.   EXCEPTIONS TO BASIC ARRANGEMENTS

     For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

(a)   basic sales load schedule *

   -----------------------------------------------------------------------
                           Sales     Charge     as Sales   Charge   as  a
   Purchase Amount:        Percentage  of Offering Percentage of NAV
                           Price
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Less than $1 million    1.00%                   1.01%
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   $1 million or greater   0.00%                   0.00%
   -----------------------------------------------------------------------

     * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

(b)   CDSC SCHEDULE

     Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

---------------------------------------------------------------------------
                                               Contingent  Deferred  Sales
Purchase Amount:                 Shares Held:  Charge:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Under $2 million                 4  years   or 1.00%**
                                 less
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$2  million  but  less  than  $5 2  years   or 0.50%**
million                          less
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$ 5 million or greater           1   year   or 0.25%**
                                 less
---------------------------------------------------------------------------
** Calculated using Share price at the time of original purchase or redemption, whichever is lower.

   (C)      WAIVER OF SALES LOAD

     Upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares:

o    within 120 days of redeeming Shares of an equal or greater amount;

o    through  a  bank  trust  department,   a  registered   investment  adviser,
     retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities or individuals;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account); and

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter , and the immediate family members of the above persons.

   (D)      WAIVER OF CDSC

     Upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o following the death or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares that represent a reinvestment within 120 days of a previous redemption;

o of Shares held by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons;

o    of  Shares  originally  purchased  through  a  bank  trust  department,   a
     registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

o    of Shares purchased with reinvested dividends or capital gains;

o of Shares which were exchanged into another fund if the Shares were held for the applicable CDSC holding period (other than a money market fund); and

o representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

==============================================================================
                                 Schedule of Funds
                              Offering Class F Shares
==============================================================================

     The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.25%
Inc
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Limited Term Fund       0.15%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Limited Term Municipal  0.15%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Strategic Income Fund   0.50%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      None
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               None
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.25%
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal            Federated Ohio Municipal Income   0.40%
Securities Income Trust        Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Utility Fund, Inc.                                     0.25%
---------------------------------------------------------------------------

-------------------------------------------------------------------------------


===============================================================================
galaxy-bkb*                              Shares Exhibit
===============================================================================
                                         To
                                Multiple Class Plan

19.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Galaxy-BKB Shares will consist of shareholder services to be provided by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Galaxy-BKB Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Galaxy-BKB Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales  Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Galaxy-BKB Shares as described in Section 3 of the Plan

20.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Galaxy-BKB Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Galaxy-BKB Shares may be exchanged for Galaxy-BKB
                   Shares of any of the Galaxy Funds. Additionally, these Shares may be exchanged for Class A Shares of any of the Galaxy Funds that do not offer Galaxy-BKB
                   Shares.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


=============================================================================
                                 Schedule of Funds
                             Offering Galaxy-BKB Shares
=============================================================================

     The Funds set forth on this Schedule each offer Galaxy-BKB Shares on the terms set forth in the Galaxy-BKB Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Massachusetts Municipal Cash      None
                               Trust
---------------------------------------------------------------------------

--------------------------------------------------------------------------


==========================================================================
                               Class k Shares Exhibit
==========================================================================
                                         To
                                Multiple Class Plan

21.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of (a) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund, and (b) additional investments by former Kaufmann Fund shareholders and related persons. The principal underwriter, Federated Shareholder Services Co. and financial intermediaries through which shareholders acquire or hold Class K Shares may receive a shareholder service fee and may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Class K Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class K Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Redemption Fee         Up to 20 basis points (0.20%) of the proceeds of
                       any redemption or exchange
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class K Shares as described in Section 3 of the Plan

22.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class K Shares may be exchanged for Class A Shares of
                   any other Fund.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


23.   REDEMPTION FEE

     For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares shall be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

     A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer sponsored retirement plans.


==============================================================================
                                 Schedule of Funds
                              Offering class K Shares
==============================================================================

     The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated-Kaufmann Fund           0.50%
---------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================

                               Class Y Shares Exhibit
============================================================================
                                         To
                                Multiple Class Plan

24.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this arrangement, Class Y Shares will bear the following fees and expenses:


Fees and Expenses      Maximum Amount Allocated Class Y Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    None
Fee
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class Y Shares as described in Section 3 of the Plan

25.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class Y Shares may be  exchanged  for Class Y Shares of
                   any other Fund.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


=============================================================================
                                 Schedule of Funds
                              Offering class Y Shares
=============================================================================

     The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:


---------------------------------------------------------------------------
Multiple Class Company         Series                            12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated   U.S.    Government                                   None
Securities Fund: 1-3 Years
---------------------------------------------------------------------------

----------------------------------------------------------------------------


============================================================================
                        Institutional Service Shares Exhibit
============================================================================
                                         To
                                Multiple Class Plan

26.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Institutional Service Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Service
                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Service Shares as described in Section 3 of the Plan

27.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Institutional  Service  Shares  may  be  exchanged  for
                   Institutional   Service   Shares  of  any  other  Fund.
                   Additionally, Institutional Service Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively. Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


=========================================================================
                                 Schedule of Funds
                       Offering institutional Service Shares
=========================================================================

     The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated ARMs Fund                                              0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Municipal Ultrashort    0.25%
Securities, Inc.               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated GNMA Trust                                             0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Intermediate Income     0.25%
Trust                          Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Short-Term Income Fund  0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Trust                                           0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust          Federated Max-Cap Fund            0.30%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Institutional Trust  Federated Government UltraShort   0.25%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Limited Duration                                       0.25%
Government Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Short-Term                                             0.25%
Municipal Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Limited Duration Fund   0.25%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mortgage Fund           0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Total Return Bond Fund  0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Ultrashort Bond Fund    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        0.25%
Securities Fund:  1-3 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        0.25%
Securities Fund:  2-5 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        0.25%
Securities Fund:  5-10 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Arizona Municipal Cash Trust      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               California Municipal Cash Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Connecticut Municipal Cash Trust  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations            None
                               Tax-Managed Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Massachusetts Municipal Cash      None
                               Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Michigan Municipal Cash Trust     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Municipal Obligations Fund        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New Jersey Municipal Cash Trust   0.10%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New York Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Ohio Municipal Cash Trust         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Cash Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Obligations Fund            None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Value Obligations Fund      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Tax-Free Instruments Trust        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Tax-Free Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               U.S. Treasury Cash Reserves       0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Virginia Municipal Cash Trust     None
---------------------------------------------------------------------------
=============================================================================

              Proprietary fund schedule - institutional service shares
=============================================================================

     Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.:

---------------------------------------------------------------------------
          Multiple Class Series/Company             Non-Plan Investment
                                                         Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust Series -
------------------------------------------------- Marshall Funds
Federated Max-Cap Fund

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust -                  Wesmark Funds
Automated Cash Management Trust
---------------------------------------------------------------------------



============================================================================
                            Institutional Shares Exhibit
============================================================================
                                         To
                                Multiple Class Plan

28.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 plan. In connection with this arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Shares as described in Section 3 of the Plan

29.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Institutional    Shares    may   be    exchanged    for
                   Institutional  Shares of any other Fund.  Additionally,
                   Institutional  Shares  issued in  exchange  for Class A
                   Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


============================================================================
                                 Schedule of Funds
                           Offering institutional Shares
============================================================================

     The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated ARMs Fund                                              None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Municipal Ultrashort    None
Securities, Inc.               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated GNMA Trust                                             None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Intermediate Income     None
Trust                          Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Short-Term Income Fund  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Trust                                           None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust          Federated Max-Cap Fund            None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mini-Cap Fund           None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Institutional Trust  Federated Government UltraShort   None
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Limited Duration                                       None
Government Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Managed Allocation   Federated Managed Growth          None
Portfolios                     Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Managed Moderate        None
                               Growth Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Managed Conservative    None
                               Growth Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Managed Income          None
                               Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Short-Term                                             None
Municipal Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Limited Duration Fund   None
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mortgage Fund           None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Total Return Bond Fund  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Ultrashort Bond Fund    None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        None
Securities Fund:  1-3 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        None
Securities Fund:  2-5 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        None
Securities Fund:  5-10 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Automated Cash Management Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               California Municipal Cash Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Florida Municipal Cash Trust      0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations            None
                               Tax-Managed Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Michigan Municipal Cash Trust     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Minnesota Municipal Cash Trust    None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Municipal Obligations Fund        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New Jersey Municipal Cash Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Ohio Municipal Cash Trust         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Cash Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Obligations Fund            None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Value Obligations Fund      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Tax-Free Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               U.S. Treasury Cash Reserves       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Virginia Municipal Cash Trust     None
---------------------------------------------------------------------------

----------------------------------------------------------------------------


============================================================================
                             investment Shares Exhibit
============================================================================
                                         To
                                Multiple Class Plan

30.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Investment Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Investment Shares as described in Section 3 of the Plan

31.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Investment  Shares  may  be  exchanged  for  Investment
                   Shares  of any  other  Fund.  Additionally,  Investment
                   Shares  issued in exchange  for Class A Shares or Class
                   F Shares may be exchanged back into Class A Shares or Class F Shares, respectively. Investment Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.


     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


===========================================================================
                                 Schedule of Funds
                             Offering Investment Shares
===========================================================================

     The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Tax-Free Instruments Trust        None
---------------------------------------------------------------------------
============================================================================

============================================================================
                   proprietary fund schedule - investment shares

     Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Investment Shares of the Funds indicated opposite their names. Such Investment Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Investment Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

-----------------------------------------------------------------
Multiple Class Series/Company    Non-Plan Investment Companies
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations       Southtrust Funds (Class A Shares)
Trust -
------------------------------
Tax-Free Instruments Trust
-----------------------------------------------------------------



============================================================================
                               Primary Shares Exhibit
============================================================================
                                         To
                                Multiple Class Plan

32.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity will receive a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Primary Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Primary Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Primary Shares as described in Section 3 of the Plan

33.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   None



============================================================================
                                 Schedule of Funds
                              Offering Primary Shares
============================================================================

     The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Insurance Series     Federated High Income Bond Fund   None
                               II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated American Leaders Fund   None
                               II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Appreciation    None
                               Fund II
                               ---------------------------------
                               (formerly Federated Large Cap
                               Fund II)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Quality Bond Fund II    None
---------------------------------------------------------------------------



==============================================================================
                             retirement Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

34.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Retirement Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Retirement Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Retirement Shares as described in Section 3 of the Plan

35.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Retirement  Shares  may  be  exchanged  for  Retirement
                   Shares of any other Fund.

     In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


============================================================================
                                 Schedule of Funds
                             Offering retirement Shares
============================================================================

     The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan, in each case as indicated below:


---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Edward Jones Tax-Free Money                                      None
Market Fund
---------------------------------------------------------------------------

----------------------------------------------------------------------------


============================================================================
                               Select Shares Exhibit
============================================================================
                                         To
                                Multiple Class Plan

36.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

     For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co. and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Select Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Select Class Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Select Shares as described in Section 3 of the Plan

37.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:

     Conversion Rights: None Exchange Rights: Select Shares may be exchanged for Select Shares of any other Fund. Additionally, Select Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                               Offering Select Shares
=============================================================================

     The Funds set forth on this Schedule each offer Select Shares on the terms set forth in the Select Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Managed Allocation   Federated Managed Growth          0.75%
Portfolios                     Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Managed Moderate        0.75%
                               Growth Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Managed Conservative    0.75%
                               Growth Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Managed Income          0.75%
                               Portfolio
---------------------------------------------------------------------------

------------------------------------------------------------------------------


==============================================================================
                               Service Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

     38. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity will receive a shareholder service fee paid by Federated Shareholder Services Co. and when indicated on the Schedule to this Exhibit, may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement Service Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Service Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Service Shares as described in Section 3 of the Plan

39.   CONVERSION AND EXCHANGE PRIVILEGES

     For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   None

===========================================================================
                                 Schedule of Funds
                              Offering Service Shares
===========================================================================

     The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
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Federated Insurance Series     Federated High Income Bond Fund   0.25%
                               II
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                               Federated American Leaders Fund   0.25%
                               II
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                               Federated Capital Appreciation    0.25%
                               Fund II
                               ---------------------------------
                               (formerly:  Federated Large Cap
                               Fund II)
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                               Federated Quality Bond Fund II    0.25%
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                        * Formerly Fortress Class of Shares
                  * formerly Boston 1784 Fund Shares and Bay Funds